U.S. Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

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EastBridge Investment Group Corporation

 (Name of small business issuer as specified in its charter)

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Arizona

(State or other jurisdiction of incorporation)

0-52282	86-1032927
(Commission)	(I.R.S. Employer
File Number	Identification No.)

8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258

(480) 966-2020

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant.

On May 12, 2009, Tarvaran, Askelson & Company, LLP ("TAC") was appointed as the independent auditor for EastBridge Investment Group Corporation (the "Company") commencing with the quarter ending March 31, 2009, and Jewett Schwartz, Wolfe and Associates ("JSW") were dismissed as the independent auditors for the Company as of May 12, 2009. The decision to change auditors was approved by the Board of Directors on May 12, 2009.

The report of JSW on the financial statements for either of the two most recent completed fiscal years, and September 30, 2007 and 2008, March 31, 2007 and 2008, and June 30, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited source of revenue, and operations as of December 31, 2008 which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company's two most recent completed fiscal years, and September 30, 2007 and 2008, March 31, 2007 and 2008, and June 30, 2007 and 2008 there were no disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of JSW, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company.

During the Company's two most recent completed fiscal years, and September 30, 2007 and 2008, March 31, 2007 and 2008, and June 30, 2007 and 2008, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's two most recent completed fiscal years, and September 30, 2007 and 2008, March 31, 2007 and 2008, and June 30, 2007 and 2008, the Company did not consult with TAC with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Company has furnished a copy of this Report to JSW and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from JSW will be submitted when received with an amended filing.

Item 9.01

 Financial Statements and Exhibits.

(c)

Exhibits

Exhibit 16.1

Letter of Jewett, Schwartz, Wolfe and Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009	By: /s/ KEITH WONG
Keith Wong
Chairman, Chief Executive Officer (Principle Executive Officer)

Date: May 12, 2009	By: /s/ NORM KLEIN
Norm Klein
Director Principle Financial Officer